EXHIBIT 32

SECTION 906 CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certify that this Form 10-QSB of Next, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Next, Inc.

Date: July 14, 2004	By:	/s/ William B. Hensley III
William B. Hensley III Chief Executive Officer

Date: July 14, 2004	By:	/s/ Charles L. Thompson
Charles L. Thompson Chief Financial Officer Chief Accounting Officer